                                     PART B

                           VANGUARD/(R)/ WORLD FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 31, 2004

This Statement is not a prospectus but should be read in conjunction with the Fund's current prospectuses (dated December 31, 2004). To obtain, without charge, a prospectus or\\ \\the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS................................................B-17
SHARE PRICE...........................................................B-19
PURCHASE AND REDEMPTION OF SHARES ....................................B-19
INVESTING WITH VANGUARD THROUGH OTHER FIRMS...........................B-21
MANAGEMENT OF THE FUNDS ..............................................B-21
INVESTMENT ADVISORY SERVICES..........................................B-31
PORTFOLIO TRANSACTIONS................................................B-49
PROXY VOTING GUIDELINES ..............................................B-50
YIELD AND TOTAL RETURNS...............................................B-55

INFORMATION ABOUT THE VIPER SHARE CLASS...............................B-57

FINANCIAL STATEMENTS..................................................B-65
LEGAL DISCLAIMERS.....................................................B-65


                             DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard/(R)/ World Funds (the Trust) was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc.

 The Trust currently offers the following funds and classes of shares:

                                                SHARE CLASSES**
                                                ---------------
      FUND*                          INVESTOR  ADMIRAL  INSTITUTIONAL  VIPERS
      -----                          --------  -------  -------------  ------
      Vanguard(R) U.S. Growth          Yes       Yes         No          No
      Fund
      Vanguard(R) International        Yes       Yes         No          No
      Growth Fund
      Vanguard(R) Calvert Social       Yes       No          Yes         No
      Index Fund
      Vanguard(R) U.S. Sector
      Index Funds
       Vanguard(R) Consumer             No       Yes         No         Yes
      Discretionary Index Fund
       Vanguard(R) Consumer             No       Yes         No         Yes
      Staples Index Fund
       Vanguard(R) Energy Index         No       Yes         No         Yes
      Fund
       Vanguard(R) Financials           No       Yes         No         Yes
      Index Fund
       Vanguard(R) Health Care          No       Yes         No         Yes
      Index Fund
       Vanguard(R) Industrials          No       Yes         No         Yes
      Index Fund
       Vanguard(R) Information          No       Yes         No         Yes
      Technology Index Fund
       Vanguard(R) Materials            No       Yes         No         Yes
      Index Fund
       Vanguard(R)
      Telecommunication Services        No       Yes         No         Yes
      Index Fund
       Vanguard(R) Utilities            No       Yes         No         Yes
      Index Fund

      *Individually, a Fund; collectively, the Funds
      **Individually, a class; collectively, the classes

 The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.

 Vanguard U.S. Growth Fund and Vanguard International Growth Fund are registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as open-end diversified management investment companies. All other Funds are registered with the SEC as open-end nondiversified management investment companies.

   Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.

 SERVICE PROVIDERS

 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for Vanguard U.S. Sector Index Funds), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for Vanguard U.S. Growth Fund), JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard International Growth Fund), and Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109 (for Vanguard Calvert Social Index Fund), serve as the custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

  SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) in the case of certain types of mergers or consolidations, share conversions, share exchanges, or sale of assets. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

  CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

     Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the IRC), as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

  In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the the 1940 Act, and by applicable exemptionss, no-action letters, interpretations, and other pronouncements by the SE), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maCntain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintainsan offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

     The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into such foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

     A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements and subject to the risks described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.
A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); (7) and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

     The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities,subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."

 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

                           VANGUARD U.S. GROWTH FUND
                       VANGUARD INTERNATIONAL GROWTH FUND
                       VANGUARD CALVERT SOCIAL INDEX FUND


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts and, in the case of Vanguard International Growth Fund and Vanguard Calvert Social Index Fund, foreign currency futures contracts and options. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

  DIVERSIFICATION. With respect to 75% of its total assets, Vanguard U.S. Growth Fund and Vanguard International Growth Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities. Vanguard Calvert Social Index Fund will limit the aggregate value of all holdings (except U.S. government and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (except U.S. government and cash items, as defined in the IRC to a maximum of 25% of the Fund's total assets.

 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

                        VANGUARD U.S. SECTOR INDEX FUNDS

Each U.S. Sector Index Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. Each Fund may borrow money or issue senior securities only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 COMMODITIES. Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 INDUSTRY CONCENTRATION. Each Fund will concentrate its assets in securities of issuers in a particular industry or group of industries denoted by the Fund's name.

     LOANS. Each Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 REAL ESTATE. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. Each Fund may borrow money or issue senior securities only as permitted under the the 1940 Act,, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                                   ALL FUNDS

None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                                  SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                       PURCHASE AND REDEMPTION OF SHARES
                           (OTHER THAN VIPER SHARES)

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase n order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the price computed on the first business day following the date of receipt.

     EXCHANGE OF SECURITIES FOR SHARES OF A FUND (OTHER THAN VIPER SHARES). In certain circumstances, shares of a Fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase tracked by the index Fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the Fund will be valued, as set forth in the Fund's prospectus, as of the time of the next determination of the NAV after such acceptance. Shares of each Fund are issued at the NAV determined as of the same time. All dividend,subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.

     A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund's weightings to become imbalanced with respect to the weightings of the securities included in the corresponding index (for the index Funds): (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.

 Investors interested in purchasing Fund shares in kind should contact Vanguard.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.

 Each Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 There is no charge for share redemptions from Vanguard U.S. Growth Fund or Vanguard Calvert Social Index Fund.

 The International Growth Fund charges a 2% fee on shares redeemed within two months of purchase. The U.S. Sector Index Funds charge a 2% fee on shares redeemed within one year of purchase. These fees, which do not apply to any shares purchased through reinvested dividend or capital gains distributions, are withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

 We will redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

 All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

 The redemption fee may be waived, in Vanguard's sole discretion, for certain categories of redemptions that do not raise short-term trading concerns. These categories include, but are not limited to, the following:

-    Redemptions due to the death of a shareholder;

- Redemptions within certain institutional retirement or benefit plans for which Vanguard provides specialized recordkeeping or support services;

- Redemptions due to required minimum distributions from and IRA or other retirement plan for which Vanguard serves as the trustee or custodian;

-    Redemptions within certain Vanguard advisory programs;

- Redemptions as part of a payment stream within certain annuity programs for which Vanguard provides specialized marketing or support services; and

- Redemptions within certain pension plans as required by law or regulatory authorities.

RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

                  INVESTING WITH VANGUARD THROUGH OTHER FIRMS

The Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, authorized agents). A Fund will be deemed to have received a purchase or redemption order when an authorized agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.

                            MANAGEMENT OF THE FUNDS


VANGUARD

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of August 31, 2004, each Fund had contributed capital to Vanguard as follows:


                                                                            PERCENTAGE OF          PERCENT OF
                                            CAPITAL CONTRIBUTION                     FUND          VANGUARD'S
 FUND                                                TO VANGUARD               NET ASSETS      CAPITALIZATION
 ----                                                   --------               ----------      --------------
Vanguard U.S. Sector Index Funds
  Vanguard Consumer Discretionary Index Fund           $    3,000                    0.01%                 --
  Vanguard Consumer Staples Index Fund                      3,000                    0.01                  --
  Vanguard Energy Index Fund                                  N/A                     N/A                 N/A
  Vanguard Financials Index Fund                            3,000                    0.01                  --
  Vanguard Health Care Index Fund                           4,000                    0.01                  --
  Vanguard Industrials Index Fund                             N/A                     N/A                 N/A
  Vanguard Information Technology Index Fund                2,000                    0.01                  --
  Vanguard Materials Index Fund                             3,000                    0.01                  --
  Vanguard Telecommunication Services Index Fund              N/A                     N/A                 N/A
  Vanguard Utilities Index Fund                             6,000                    0.01                0.01%
 Vanguard Calvert Social Index Fund                        41,000                    0.01                0.04
 Vanguard U.S. Growth Fund                                951,000                    0.02                0.95
 Vanguard International Growth Fund                     1,164,000                    0.01                1.16



 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

 During the fiscal years ended August 31, 2002, 2003, and 2004 (or since inception of the U.S. Sector Index Funds, through August 31, 2004), the Funds paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses.

FUND                                             2002         2003         2004
----                                             ----         ----         ----
Vanguard U.S. Growth Fund                       $30,136,000   24,864,000   27,372,000
Vanguard International Growth Fund               29,689,000   26,834,000   32,974,000
Vanguard Calvert Social Index Fund                  161,000      220,000      382,000
Vanguard U.S. Sector Index Funds
 Vanguard Consumer Discretionary Index Fund*            N/A          N/A        6,000
 Vanguard Consumer Staples Index Fund*                  N/A          N/A       10,000
 Vanguard Energy Index Fund*                            N/A          N/A          N/A
 Vanguard Financials Index Fund*                        N/A          N/A        7,000
 Vanguard Health Care Index Fund*                       N/A          N/A       12,000
 Vanguard Industrials Index Fund*                       N/A          N/A          N/A
 Vanguard Information Technology Index Fund*            N/A          N/A        4,000
 Vanguard Materials Index Fund*                         N/A          N/A        8,000
 Vanguard Telecommunication Services Index Fund*        N/A          N/A          N/A
 Vanguard Utilities Index Fund*                         N/A          N/A       37,000


 INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to the Calvert Social Index Fund, the U.S. Sector Index Funds, and several other Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         President, Chairman      May 1987        President,                                                    132
(1954)                   of the Board, Chief                      Officer, and Director (Trustee) of
                         Executive Officer,                       Vanguard and each of the
                         and Trustee                              investment companies served by
                                                                  Vanguard.

INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        The Partners of '63 (pro bono ventures in                     132
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

  *Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer (since                   132
(1945)                                                            October 1999) of Rohm and Haas Co.
                                                                  (chemicals); Director of Technitrol, Inc.
                                                                  (electronic components) and Agere Systems
                                                                  (communication components); Board
                                                                  Member of American Chemistry Council;
                                                                  Trustee of Drexel University.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                132
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/
                                                                  consumer products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Burton G. Malkiel        Trustee              May 1977            Chemical Bank Chairman's Professor of                         129
(1932)                                                            Economics, Princeton University; Director of
                                                                  Vanguard Investment Series plc (Irish
                                                                  investment fund) since November 2001,
                                                                  Vanguard Group (Ireland) Limited (investment
                                                                  management) since November 2001,
                                                                  Prudential Insurance Co. of America, BKF
                                                                  Capital (investment management), The
                                                                  Jeffrey Co. (holding company), and NeuVis,
                                                                  Inc. (software company).


Andre F.Perold             Trustee           December 2004        George  Gund  Professor  of  Finance  and  Banking,          132
   (1952)                                                         Harvard  Business  School  (since  2000);   Senior
                                                                  Associate  Dean, Director  of  Faculty  Recruiting,
                                                                  and  Chair  of  Finance Faculty,  Harvard Business
                                                                  School;  Director and Chairman of Unx, Inc. (equities
                                                                  trading firm) (since 2003);  Director of registered
                                                                  investment  companies  advised by Merrill  Lynch
                                                                  Investment  Managers and  affiliates  (1985  through
                                                                  2004), Genbel Securities  Limited (South African
                                                                  financial services firm) (1999 through 2003),  Gensec Bank
                                                                  (1999 through 2003), Sanlam  Investment  Management (1999
                                                                  through 2001),  Sanlam, Ltd. (South African insurance
                                                                  company) (2001 through 2003), Stockback,  Inc.  (credit
                                                                  card firm) (2000  through  2002), Bulldogresearch.com
                                                                  (investment  research)  (1999  through 2001);  and
                                                                  Trustee of  Commonfund  (investment  management)
                                                                  (1989 through 2001).


Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 132
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of the
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  132
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), The Mead
                                                                  Corp. (paper products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------

R. Gregory Barton*       Secretary            June 2001           Managing Director and General Counsel of                      132
(1951)                                                            Vanguard (since September
                                                                  1997); Secretary of Vanguard
                                                                  and of each of the investment companies
                                                                  served by Vanguard (since  June 2001)

Thomas J. Higgins*       Treasurer            July 1998           Principal of The Vanguard Group, Inc.;                        132
(1957)                                                            Treasurer of each of the investment
                                                                  companies served by (since July 1998).

  *Officers of the Funds are "Interested persons" as defined in the 1940 Act.


 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. The Vanguard U.S. Sector Funds did not commence operations until 2004 As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each fund.

                                                             DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                           FUND SHARES OWNED       VANGUARD FUND SHARES
NAME OF FUND                       NAME OF TRUSTEE                BY TRUSTEE           OWNED BY TRUSTEE
------------                       ---------------                ----------           ----------------
VANGUARD CALVERT SOCIAL INDEX FUND John J. Brennan           $10,001-$50,000              Over $100,000
                                   Charles D. Ellis                     None              Over $100,000
                                   Rajiv L. Gupta                       None              Over $100,000
                                   JoAnn Heffernan Heisen               None              Over $100,000
                                   Burton G. Malkiel                    None              Over $100,000
                                   Andre F. Perold                      N/A                         N/A
                                   Alfred M. Rankin, Jr.                None              Over $100,000
                                   J. Lawrence Wilson                   None              Over $100,000

*Mr. Perold became a Trustee effective December 2004.


                                                             DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                           FUND SHARES OWNED       VANGUARD FUND SHARES
NAME OF FUND                       NAME OF TRUSTEE                BY TRUSTEE           OWNED BY TRUSTEE
------------                       ---------------                ----------           ----------------

VANGUARD INTERNATIONAL GROWTH FUND John J. Brennan          $50,001-$100,000              Over $100,000
                                   Charles D. Ellis                     None              Over $100,000
                                   Rajiv L. Gupta                       None              Over $100,000
                                   JoAnn Heffernan Heisen               None              Over $100,000
                                   Burton G. Malkiel                    None              Over $100,000
                                   Andre F. Perold                      N/A                         N/A
                                   Alfred M. Rankin, Jr.    $50,001-$100,000              Over $100,000
                                   J. Lawrence Wilson                   None              Over $100,000

VANGUARD U.S. GROWTH FUND          John J. Brennan          $50,001-$100,000              Over $100,000
                                   Charles D. Ellis                     None              Over $100,000
                                   Rajiv L. Gupta                       None              Over $100,000
                                   JoAnn Heffernan Heisen               None              Over $100,000
                                   Burton G. Malkiel                    None              Over $100,000
                                   Andre F. Perold                      N/A                         N/A
                                   Alfred M. Rankin, Jr.                None              Over $100,000
                                   J. Lawrence Wilson                   None              Over $100,000

*Mr. Perold became a Trustee effective December  2004.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-23), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                              VANGUARD WORLD FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                      VANGUARD WORLD FUNDS
                                                 TRUSTEES' COMPENSATION TABLE

                                                            PENSION OR
                                                            RETIREMENT        ACCRUED ANNUAL   TOTAL COMPENSATION
                                  AGGREGATE           BENEFITS ACCRUED            RETIREMENT    FROM ALL VANGUARD
                               COMPENSATION                 AS PART OF            BENEFIT AT           FUNDS PAID
TRUSTEE                 FROM THESE FUNDS(1)   THESE FUNDS' EXPENSES(1)    JANUARY 1, 2003(2)       TO TRUSTEES(3)
-------                 -------------------   ------------------------    ------------------       --------------
John J. Brennan                        None                       None                  None                 None
Charles D. Ellis                     $2,932                        N/A                   N/A             $111,000
Rajiv L. Gupta                        2,932                        N/A                   N/A              111,000
JoAnn Heffernan Heisen                2,932                       $135                $3,400              111,000
Burton G. Malkiel                     2,932                        221                10,500              111,000
Andre F. Perold                         N/A                         N/A                  N/A                  N/A
Alfred M. Rankin, Jr.                 2,932                        163                 5,500              111,000
J. Lawrence Wilson                    3,356                        172                 7,800              127,700

/(1)/The amounts shown in this column are based on the Funds' fiscal year ended August 31, 2004. Each Fund within the Trust is responsible for a proportionate share of these amounts.

/(2)/ Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

/(3) /The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

/(4) /Mr. Perold joined the Funds' Boards, effective December 2004.




PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of a Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose their complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

     The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Brown Brothers Harriman & Co., Citibank, N.A., Intelligencer Printing Company, JP Morgan Chase & Co., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., The Bank of New York, Triune Color Corporation, Tursack Printing Inc. and Wachovia Bank, N.A.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement or under applicable laws, rules and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the fund's or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, "commentary and analysis" or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review

Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS

Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard index funds (VIPER Funds) that offer a class of shares known as Vanguard(R) Index Participation Equity Receipts (VIPER) Shares in accordance with the terms and conditions of related exemptive orders (the VIPER Exemptive Orders) issued by the SEC, as described further below.

 Unlike the conventional classes of shares issued by VIPER Funds, the VIPER Shares are listed for trading on the American Stock Exchange (AMEX). Each VIPER Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each VIPER Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

     In connection with the creation and redemption process, and in accordance with the terms and conditions of the VIPER Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the AMEX, a PCF containing a list of the names and the required number of shares of each Deposit Security for each VIPER Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the AMEX disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of a VIPER Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of a VIPER Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, VIPER Shares are selling at a premium or a discount to NAV. VIPER Shares are listed on the AMEX and traded in the secondary market in the same manner as other equity securities. The price of VIPER Shares trading on the secondary market is based on a current bid/offer market.

 As contemplated by the VIPER Exemptive Orders, Vanguard and the VIPER Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell VIPER Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An AMEX specialist, in providing for a fair and orderly secondary market for VIPER Shares, also may purchase Creation Units for use in its market-making activities on the AMEX. Vanguard and the VIPER Funds expect secondary market purchasers of VIPER Shares will include both institutional and retail investors. Vanguard and the VIPER Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the VIPER Shares' market price and the VIPER Shares' underlying NAV. Vanguard and the VIPER Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the VIPER Shares trade and their NAV. In other words, Vanguard and the VIPER Funds do not expect the VIPER Shares to trade at a significant premium or discount to their NAV.

 In addition to making PCFs available to NSCC participants as described above, Vanguard's Fund Financial Services unit may disclose the PCF for any VIPER Fund to any person, or online at www.vanguard.com to all categories of persons, if
(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any VIPER Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any VIPER Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the VIPER Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any VIPER Fund made by any person, and may do so for any reason or no reason. Disclosure of a PFC must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1under the Investment Company Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS OF RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES
                           VANGUARD U.S. GROWTH FUND

     The Fund uses multiple investment advisors. The Fund's advisors discharge their responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.


 ALLIANCE CAPITAL MANAGEMENT, L.P.

 The Fund entered into an investment advisory agreement with Alliance Capital Management, L.P. (Alliance), under which Alliance manages the investment and reinvestment of the assets included in Vanguard U.S. Growth Fund that the Fund's board of trustees determines to assign to Alliance (the Alliance Portfolio). In this capacity, Alliance continuously reviews, supervises, and administers the Alliance Portfolio. Alliance discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund. Under this agreement the Fund pays Alliance, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Alliance Portfolio's average month-end net assets for the quarter:

                  NET ASSETS                        ANNUAL RATE
                  ----------                        -----------
                  First $300 million                      0.32%
                  Next $700 million                       0.20%
                  Next $1 billion                         0.15%
                  Next $18 billion                        0.12%
                  Over $20 billion                        0.10%

     The basic fee, as previously provided, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the Fund will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.


 The adjustment applies as follows:


CUMULATIVE 36-MONTH PERFORMANCE OF        PERFORMANCE FEE ADJUSTMENT AS A
THE FUND VS. THE INDEX                       PERCENTAGE OF THE BASIC FEE*
----------------------                       ----------------------------
Exceeds by more than +6%                                            +25%
Exceeds by 0% to +6%                 Linear increase between 0% and +25%
Trails by 0% to -6%                  Linear decrease between 0% and -25%
Trails by more than -6%                                             -25%

* For purposes of the adjustment calculation, the basic fee is calculated based on average month-end net assets over the same period for which the performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range. Example: Cumulative 36-month performance of the Fund versus the Index is +3%. Accordingly, a performance fee adjustment of +12.5% [(3% divided by 6%) times 25% maximum] of the basic fee, as calculated over the trailing 36 months, would be due and payable.

 The adjustment was not fully operable until the close of the quarter ended August 31, 2004. Until that date, the following transition rules applied:


 (A) JUNE 22, 2001, THROUGH AUGUST 30, 2002. Advisor's compensation was the basic fee. No adjustment was applied during this period.

 (B) AUGUST 31, 2002, THROUGH AUGUST 31, 2004. Beginning August 31, 2002, the adjustment took effect on a progressive basis with regard to the number of months elapsed between August 31, 2001, and the close at the quarter for which the advisor's fee was computed. During this period, the adjustment was calculated using cumulative performance of the Alliance Portfolio and the Index from August 31, 2001, through the end of the applicable quarter. For these purposes, the endpoints and size of the range over which a positive or negative adjustment applied and the corresponding maximum fee adjustment amount was multiplied by a fractional time-elapsed adjustment. The fraction was equal to the number of months elapsed since August 31, 2001, divided by thirty-six.


 (C) ON AND AFTER AUGUST 31, 2004. The adjustment is fully operable at this time.

 The following special rules also apply to Alliance's compensation:

 (A) ALLIANCE PORTFOLIO PERFORMANCE. The investment performance of the Alliance Portfolio for any period, expressed as a percentage of the Alliance Portfolio at the beginning of the period, will be the sum of: (1) the change in the Alliance Portfolio's Unit Value during such period; (2) the unit value of the Alliance Portfolio's cash distributions from the Fund's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Alliance Portfolio.

 (B) ALLIANCE PORTFOLIO UNIT VALUE. The Alliance Portfolio Unit Value will be determined by dividing the total net assets of the Alliance Portfolio by a given number of units. Initially, the number of units in the Alliance Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $100 on September 1, 2001. Subsequently, as assets are added to or withdrawn from the Alliance Portfolio, the number of units of the Alliance Portfolio will be adjusted based on the unit value of the Alliance Portfolio on the day such changes are executed. Any cash buffer maintained by the Alliance Portfolio outside of the Alliance Portfolio shall neither be included in the total net assets of the Alliance Portfolio nor included in the computation of the Alliance Portfolio unit value.


 (C) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of: (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

 (D) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Fund and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.


 SAMPLE ADVISORY FEES. The following table shows the total annual advisory fee--that is, the basic fee plus the adjustment--payable to Alliance at varying levels of investment performance:

                                ANNUALIZED PERFORMANCE OVER
        NET ASSETS OF FUND                  36-MONTH PERIOD  TOTAL ANNUAL RATE
        ------------------                  ---------------  -----------------
        $300 Million           Trails Index by more than 6%            0.2400%
                                  Identical Return of Index            0.3200%
                              Exceeds Index by more than 6%            0.4000%
        $1 Billion             Trails Index by more than 6%            0.1770%
                                  Identical Return of Index            0.2360%
                              Exceeds Index by more than 6%            0.2950%
        $2 Billion             Trails Index by more than 6%            0.1448%
                                  Identical Return of Index            0.1930%
                              Exceeds Index by more than 6%            0.2413%
        $20 Billion            Trails Index by more than 6%            0.0955%
                                  Identical Return of Index            0.1273%
                              Exceeds Index by more than 6%            0.1591%
        $25 Billion            Trails Index by more than 6%            0.0914%
                                  Identical Return of Index            0.1218%
                              Exceeds Index by more than 6%            0.1523%

   For the fiscal years ended August 31, 2002, 2003, and 2004, the Fund incurred advisory fees of $11,597,000, $9,035,000 (before a performance-based decrease of $1,362,000), and $8,656,000 (before a performance-based decrease of $1,946,000), respectively, to Alliance.


Description of Alliance

Alliance, an investment advisor registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation (ACMC), an indirect wholly-owned subsidiary of AXA Financial, Inc. (AXA Financial), is the general partner. At August 31, 2004, Alliance Capital Management Holding L.P. (Alliance Holding) owned approximately 31.6% of the outstanding units of limited partnership interest in Alliance (Alliance Units). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units (Alliance Holding Units). At August 31, 2004, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 57.8% of the outstanding Alliance Holding Units and 1.8% of the outstanding Alliance Units, representing an approximate 58.3% economic interest in Alliance. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest and most rapidly expanding financial services organizations.

WILLIAM BLAIR & COMPANY, L.L.C.

Vanguard U.S. Growth Fund entered into an investment advisory agreement with William Blair & Company, under which William Blair & Company manages the investment and reinvestment of the portion of the Fund's assets that the board of trustees assigns to William Blair & Company (the WB Portfolio). In this capacity, William Blair & Company continuously reviews, supervises, and administers the WB Portfolio. Under this agreement, at the end of each of the Fund's fiscal quarters, the Fund pays William Blair & Company an adjusted fee equal to a base fee plus (or minus) a performance-based adjustment. The base fee is calculated by applying a quarterly rate, based on the following annual percentage rates, to the WB Portfolio's average month-end net assets for the quarter, and dividing the result by four.


            NET ASSETS
            ----------                                      ANNUAL RATE
            First $2 billion                                     0.145%
            Over $2 billion                                      0.125%




     The base fee, as ppreviously provided, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the WB Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The performance adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate applied to the average of the month

-end net assets of the WB Portfolio over the previous 60 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the WB Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the WB Portfolio relative to the Index over the trailing 60-month period applicable to such fiscal quarter.


            CUMULATIVE 60-MONTH PERFORMANCE
            OF THE WB PORTFOLIO VERSUS THE INDEX                                     ADJUSTMENT PERCENTAGE
            ------------------------------------                                     ---------------------
            Exceeds by more than +20%                                                                 +67%
            Exceeds by more than 0% up to and including +20%            Linear increase between 0% to +67%
            Trails by -20% up to and including 0%                       Linear decrease between -67% to 0%
            Trails by more than -20%                                                                  -67%


 The adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended May 31, 2009. Until that date, the following transition rules will apply:

 (A) APRIL 19, 2004, THROUGH FEBRUARY 28, 2005. The adjusted fee will be deemed to equal the base fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

 (B) MARCH 1, 2005, THROUGH MAY 31, 2009. Beginning March 1, 2005, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between May 31, 2004, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the WB Portfolio, as determined for a period commencing June 1, 2004, and ending as of the end of the applicable fiscal quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the WB Portfolio and the Index for a period commencing June 1, 2004, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since May 31, 2004, divided by 60.

 (C) ON AND AFTER MAY 31, 2009. The adjusted fee will be equal to the base fee plus the performance adjustment.

 I. THE FOLLOWING SPECIAL RULES APPLY TO WILLIAM BLAIR & COMPANY'S COMPENSATION:

 (A) WB PORTFOLIO UNIT VALUE. The WB Portfolio Unit Value shall be determined by dividing the total net assets of the WB Portfolio by a given number of units. The number of units in the WB Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the Investment Advisory Agreement (April 19, 2004); provided, however, that as assets are added to or withdrawn from the WB Portfolio, the number of units in the WB Portfolio shall be adjusted based on the unit value of the WB Portfolio on the day such changes are executed.

  (B) WB PORTFOLIO PERFORMANCE. The investment performance of the WB Portfolio for any period, expressed as a percentage of the WB Portfolio Unit Value at the beginning of the period, will be the sum of: (1) the change in the WB Portfolio Unit Value during such period; (2) the Unit Value of the Fund's cash distributions from the WB Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the WB Portfolio, expressed as a percentage of the WB Portfolio Unit Value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the WB Portfolio, of dividends per unit of the WB Portfolio paid from investment income, and of capital gains taxes per unit of the WB Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the WB Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the WB Portfolio Unit Value will be determined net of all fees and expenses of the Fund attributable to the WB Portfolio. Thus, the performance of the WB Portfolio will be net of all fees and expenses of the Fund attributable to the WB Portfolio when compared to the Index.

     (C) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by the Index provider.

 (D) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the WB Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.

 II. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

 Assume the adjusted fee for the fiscal quarter ending May 31, 2009, is being calculated, the transition rules described above are not in effect, and the month-end net assets of the WB Portfolio over the rolling 60-month period applicable to such fiscal quarter are as follows:

                       MONTH-END NET ASSETS OF WB PORTFOLIO ($MILLION)
    ------------------------------------------------------------------------------------------
           JAN.   FEB.   MAR.   APR.    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.

    2004                                     1,001  1,002  1,003  1,004  1,005  1,006  1,007
    2005  1,008  1,009  1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019
    2006  1,020  1,021  1,022  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030  1,031
    2007  1,032  1,033  1,034  1,035  1,036  1,037  1,038  1,039  1,040  1,041  1,042  1,043
    2008  1,044  1,045  1,046  1,047  1,048  1,049  1,050  1,051  1,052  1,053  1,054  1,055
    2009  1,056  1,057  1,058  1,059  1,060

 Also, assume the cumulative performance of the WB Portfolio over the rolling 60-month period applicable to such fiscal quarter is +25.0%, and the cumulative performance of the Index over such period is +15.0%. Thus, the excess return of the WB Portfolio over the applicable period is +10.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending May 31, 2009, would be $509,028.84, calculated as follows:

 A. BASE FEE OF $383,887.50, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the fiscal quarter ending May 31, 2009 ($1,059,000,000), are multiplied by the annual percentage rate of (0.145%), and divided by four. Therefore, the base fee is equal to:

                            Base Fee = [(a X b) / 4]


          Where:

  a = average month-end net assets over the fiscal quarter ending May 31, 2009, calculated as follows:

    ($1,058,000,000 + $1,059,000,000 + $1,060,000,000) / 3 = $1,059,000,000

   b = annual percentage rate applied to average month end net assets = 0.145%

            Base Fee = [($1,059,000,000 X 0.145%) / 4] = $383,887.50

 B. PERFORMANCE ADJUSTMENT OF +$125,141.34, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the rolling 60-month period applicable to the fiscal quarter ending May 31, 2009, are $1,030,500,000. The excess return of the WB Portfolio (+25.0%) over the Index (+15.0%) over such period is +10.0%. An excess return of +10.0%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +33.5%, calculated as follows:

                      Adjustment Percentage= [(c / d) X e]

           Where:

             c = excess return over the performance period = +10.0%

      d = maximum excess return for appropriate performance range = +20.0%

    e = maximum adjustment percentage for appropriate performance range = +67%

            Adjustment Percentage = [(10.0% / 20.0%) X +67%] = 33.5%

            Therefore, the Performance Adjustment = [(f X g) X h] / 4

          Where:

                       f = adjustment percentage = 33.5%

  g = annual percentage rate applied to average month-end net assets = 0.145%

             h = average month-end net assets for the 60 months ended

                         May 31, 2009 = $1,030,500,000

 Performance Adjustment = [(33.5% X 0.145%) X $1,030,500,000] / 4 = $125,141.34

  C. AN ADJUSTED FEE OF $509,028.84, CALCULATED AS FOLLOWS:

                              Adjusted Fee = i + j

          Where:

                            i = Base Fee = $383,887.50

                    j = Performance Adjustment = $125,141.34

             Adjusted Fee = $383,887.50 + $125,141.34 = $509,028.84

 D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WB Portfolio and the Index are treated in a symmetrical manner, such as in the example.

  III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

  Assume that the advisor's compensation is being calculated for the fiscal quarter ended November 30, 2006, and the month-end net assets of the WB Portfolio over the 30-month period applicable to such fiscal quarter are as follows:



                       MONTH-END NET ASSETS OF WB PORTFOLIO ($MILLION)
    ------------------------------------------------------------------------------------------
           JAN.   FEB.   MAR.   APR.    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.

    2004                                     1,001  1,002  1,003  1,004  1,005  1,006  1,007
    2005  1,008  1,009  1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019
    2006  1,020  1,021  1,022  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030

 Also, assume the cumulative performance of the WB Portfolio over the 30-month period applicable to the November 30, 2006, fiscal quarter is +18.0%, and the cumulative performance of the Index over such period is +13.0%. Thus, the excess return of the WB Portfolio over the applicable period is +5.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending November 30, 2006, would be $434,672.39 and is calculated as follows:

 A. BASE FEE OF $373,012.50, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the fiscal quarter ending November 30, 2006 ($1,029,000,000), are multiplied by the annual percentage rate of (0.145%) and divided by four. Therefore, the base fee is equal to:

                            Base Fee = [(a X b) / 4]

          Where:

  a = average month-end net assets over the fiscal quarter ending November 30,
                                     2006,

                             calculated as follows:

    ($1,028,000,000 + $1,029,000,000 + $1,030,000,000) / 3 = $1,029,000,000

  b = annual percentage rate applied to average month end net assets = 0.145%

            Base Fee = [($1,029,000,000 X 0.145%) / 4] = $373,012.50

 B. PERFORMANCE ADJUSTMENT OF +$61,659.89, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the performance period (June 1, 2004, to November 30, 2006) are $1,015,500,000. The excess return of the WB Portfolio (+18.0%) over the Index (+13.0%) over such period is +5.0%. An excess return of +5.0%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +16.75%, calculated as follows:

                     Adjustment Percentage = [(c / d) X k]

          Where:

     c = percentage amount by which the performance of the WB Portfolio has exceeded the Index = +5.0%

  d = maximum transition period excess return for appropriate performance range, determined as follows:

                                 [(e / f) X g]

           Where:

   e = number of months elapsed from May 31, 2004, to November 30, 2006 = 30

          f = number of months in full rolling performance period = 60

      g = maximum excess return for appropriate performance range = +20.0%

                       d = [(30 / 60) X +20.0%] = +10.0%

           Where:

      maximum transition period adjustment percentage = [(e / f) X h] = k

          Where:

   e = number of months elapsed from May 31, 2004, to November 30, 2006 = 30

           f = number of months in full rolling performance period = 60

  h = maximum adjustment percentage for the appropriate performance range = +67%

   Maximum adjustment percentage for transition period = [(30 / 60) X +67%] =
                                   +33.5% = k

             Adjustment Percentage = [(c / d) X k] = l, therefore,

                   [(+5.0% / +10.00%) X +33.5%] = +16.75% = 1

       Therefore, the performance adjustment is equal to [(l X m) X n] / 4

          Where:

                       l = Adjustment Percentage = +16.75%

   m = annual percentage rate applied to average month-end net assets = 0.145%

 n = average month-end net assets for the transition period ended November 30,
                             2006 = $1,015,500,000

Performance Adjustment = [(+16.75% X 0.145%) X $1,015,500,000] / 4 = +$61,659.89

 C. AN ADJUSTED FEE OF $434,672.39, CALCULATED AS FOLLOWS:

                              Adjusted Fee = o + p

          Where:

                           o = Base Fee = $373,012.50

                    p = Performance Adjustment = $61,659.89

             Adjusted Fee = $373,012.50 + $61,659.89 = $434,672.39

 D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WB Portfolio and the Index are treated in a symmetrical manner, such as in the example.

  For the fiscal year ended August 31, 2004, the Fund incurred advisory fees of $1,000,000 to William Blair & Company.

Description of William Blair & Company, L.L.C.

William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, an independently owned full service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.

                       VANGUARD INTERNATIONAL GROWTH FUND

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

Vanguard International Growth has entered into an investment advisory agreement with Schroder Investment Management North America Inc. (Schroder) to manage the investment and reinvestment of a portion of the Fund's assets (the Schroder
Portfolio) and to continuously review, supervise, and administer Vanguard International Growth Fund's investment program with respect to these assets. The Fund uses multiple investment advisors. The Fund's advisor discharge their responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

 As compensation for the services rendered by Schroder under the agreement, the Fund pays Schroder a basic fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Schroder's portion of the Fund for the quarter:

                  NET ASSETS                   ANNUAL RATE
                  ----------                   -----------
                  First $50 million                 0.350%
                  Next $950 million                 0.175%
                  Over $1 billion                   0.125%

 The basic fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the Schroder Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, as it may be reformulated from time to time. The trustees believe that the MSCI EAFE Index is an appropriate standard against which the investment performance of the Schroder Portfolio can be measured. The performance fee adjustment is as follows:

 (a) On assets of the Fund of $1 billion or less:

            THREE-YEAR PERFORMANCE DIFFERENTIAL BETWEEN
            SCHRODER PORTFOLIO AND MSCI EAFE INDEX                     PERFORMANCE ADJUSTMENT RATE
            --------------------------------------          ---------------------------------------
            +12% or above                                   +0.0750% x average month-end net assets
            Between +6% and +12%                            +0.0375% x average month-end net assets
            Between +6% and -6%                                  -0- x average month-end net assets
            Between -6% and -12%                            -0.0375% x average month-end net assets
            -12% and below                                  -0.0750% x average month-end net assets



 (b) On assets of the Fund of more than $1 billion:

            THREE-YEAR PERFORMANCE DIFFERENTIAL BETWEEN
            SCHRODER PORTFOLIO AND MSCI EAFE INDEX                      PERFORMANCE ADJUSTMENT RATE
            --------------------------------------           ---------------------------------------
            +12% or above                                     +0.0500% x average month-end net assets
            Between +6% and +12%                              +0.0250% x average month-end net assets
            Between +6% and -6%                                    -0- x average month-end net assets
            Between -6% and -12%                              -0.0250% x average month-end net assets
            -12% and below                                    -0.0500% x average month-end net assets

  The following special rules will also apply to Schroders compensation:

 (A) SCHRODER PORTFOLIO UNIT VALUE. The Schroder Portfolio unit value shall be determined by dividing the total net assets of the Schroder Portfolio by a given number of units. The number of units in the Schroder Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the Schroder Portfolio, the number of units of the Schroder Portfolio shall be adjusted based on the unit value of the Schroder Portfolio on the day such changes are executed.

 (B) SCHRODER PORTFOLIO PERFORMANCE. The investment performance of the Schroder Portfolio for any period, expressed as a percentage of the Schroder Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the Schroder Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the Schroder

Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the Schroder Portfolio, expressed as a percentage of the Schroder Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the Schroder Portfolio, of dividends per unit of the Schroder Portfolio paid from investment income, and of capital gains taxes per unit of the Schroder Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the Schroder Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends (which date shall be the relevant ex-dividend date) and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

 (C) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

 (D) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Schroder Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.

 During the fiscal years ended August 31, 2002, 2003, and 2004, the Fund incurred the following advisory fees to Schroder:

                                                2002        2003         2004
                                                ----        ----         ----
  Basic Fee                               $8,751,000  $6,721,000   $7,991,000
  Increase/(Decrease) for Performance      1,642,000     526,000            -
  Adjustment                             ------------   --------  -----------
  Total                                  $10,393,000  $7,247,000   $7,991,000


Sub-Advisor--Schroder Investment Management North America Limited

The Fund has entered into a sub-advisory agreement with Schroder and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.

 Under the terms of the sub-advisory agreement for the Fund, Schroder pays Schroder Limited advisory fees equal to 25% of the advisory fee actually paid to Schroder under its investment advisory agreement with the Fund. The sub-advisory arrangement became effective on April 1, 2003.

Description of Schroder

Vanguard International Growth Fund is managed by Schroder. Effective April 1, 2003, Schroder employs Schroder Limited as a sub-advisor to the Fund. Each of Schroder and Schroder Limited is a wholly-owned subsidiary of Schroders Incorporated, 875 3rd Avenue, New York, NY. Schroders plc is the holding company parent of a large world-wide group of financial service companies (referred to as "The Schroder Group") with subsidiaries and branches and representative offices located in 27 countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $180 billion.

BAILLIE GIFFORD OVERSEAS LTD

The Fund also entered into an investment advisory agreement with Baillie Gifford Overseas Ltd (Baillie Gifford) to manage the investment and reinvestment of a portion of the Fund's assets (the BG Portfolio) and continuously review, supervise, and administer the Fund's investment program with respect to these assets.

 The Portfolio pays Baillie Gifford at the end of each fiscal quarter, an amount (the adjusted fee) equal to a base fee plus a performance-based adjustment to the base fee (the performance adjustment).

 The base fee for each fiscal quarter of the Fund is calculated by applying the following annual percentage rate schedule to the average month-end net assets of the BG Portfolio during such fiscal quarter, and dividing the result by four.

                  NET ASSETS                                                                  ANNUAL RATE
                  ----------                                                                  -----------
                  On the first $1.5 billion                                                        0.150%
                  On the next $2.0 billion                                                         0.125%
                  On assets over $3.5 billion                                                      0.100%


The performance adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate schedule applied to the average of the month-end net assets of the Fund over the previous 36 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the Fund shall be determined by applying the following performance adjustment schedule to the performance of the BG Portfolio relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index) over the rolling 36-month period applicable to such fiscal quarter.


            CUMULATIVE PERFORMANCE OF BG
            PORTFOLIO VS. INDEX OVER
            RELEVANT 36-MONTH PERIOD                    ADJUSTMENT PERCENTAGE
            ------------------------                    ---------------------
            Less than -9%                                                -50%
            From -9% up to and including 0%   Linear decrease from -50% to 0%
            Greater than 0% and up to +9%     Linear increase from 0% to +50%
            More than +9%                                                +50%

 I. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

 Assume the adjusted fee for the fiscal quarter ending February 28, 2006, is being calculated, the transition rules are not in effect, and the month-end net assets of the BG Portfolio over the rolling 36-month period applicable to such fiscal quarter are as follows:

                       MONTH-END NET ASSETS OF BG PORTFOLIO ($MILLION)
    ------------------------------------------------------------------------------------------
           JAN.   FEB.   MAR.   APR.    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
    2003                1,001  1,002  1,003  1,004  1,005  1,006  1,007  1,008  1,009  1,010

    2004  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019  1,020  1,021  1,022
    2005  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030  1,031  1,032  1,033  1,034
    2006  1,035  1,036


 Also, assume the cumulative performance of the BG Portfolio over the rolling 36-month period applicable to such fiscal quarter is +24.5%, and the cumulative performance of the Index over such period is +20.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending February 28, 2006, would be $483,609.38 and is calculated as follows:

 (A) BASE FEE OF $388,125.00, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the fiscal quarter ending February 28, 2006 ($1,035,000,000), when applied to the annual percentage rate schedule, corresponds to average month-end net assets of $1.5 billion or less, and an annual percentage rate of 0.150%. Therefore, the base fee is equal to:

                              Base Fee = (a X b) / 4

          Where:

   a = average month-end net assets over the fiscal quarter ending February 28,
                                     2006,

                              calculated as follows:

      ($1,034,000,000 + $1,035,000,000+ $1,036,000,000) / 3 = $1,035,000,000

   b = annual percentage rate applied to average month end net assets = 0.150%

              Base Fee = ($1,035,000,000 X 0.150%) / 4 = $388,125.00

 (B) PERFORMANCE ADJUSTMENT OF +$95,484.38, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the rolling 36-month period applicable to the fiscal quarter ending February 28, 2006, is $1,018,500,000. The excess return of the BG Portfolio (+24.5%) over the Index (+20.0%) over such period is +4.5%. An excess return of +4.5%, when applied to the performance adjustment schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an adjustment percentage of +25%, calculated as follows:

                      Adjustment Percentage = ([c / d]) X e

 Where:

              c = excess return over the performance period = +4.5%

       d = maximum excess return for appropriate performance range = +9.0%

    e = maximum adjustment percentage for appropriate performance range = +50%

                Adjustment Percentage = (4.5% / 9.0%) X 50% = +25%

            Therefore, the performance adjustment = [(f X g) X h] / 4

          Where:

                         f = Adjustment Percentage = +25%

   g = annual percentage rate applied to average month end net assets = 0.150%

             h = average month-end net assets for the 36 months ended

                        February 28, 2006 = $1,018,500,000

    Performance Adjustment = [(25% X 0.150%) X $1,018,500,000] / 4 = +$95,484.38

 (C) AN ADJUSTED FEE OF $483,609.38, CALCULATED AS FOLLOWS:

                               Adjusted Fee = i + j

          Where:

                            i = Base Fee = $388,125.00

                     j = Performance Adjustment = $95,484.38

              Adjusted Fee = $388,125.00 + $95,484.38 = $483,609.38

 (D) CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

 Notwithstanding any other provision of this agreement, the advisor shall receive no compensation hereunder with respect to any period of time that begins prior to February 6, 2003. Accordingly, the first adjusted fee payable hereunder shall be pro rated as necessary to account for the actual duration of time during the first fiscal quarter of the Fund for the 2003 calendar year that this agreement was effective, and all subsequent calculations of the adjusted fee payable hereunder shall be appropriately adjusted to ensure that the Advisor receives no compensation hereunder with respect to any period of time that begins prior to February 6, 2003.

 II. THE PERFORMANCE ADJUSTMENT WILL NOT BE FULLY INCORPORATED INTO THE DETERMINATION OF THE ADJUSTED FEE UNTIL THE FISCAL QUARTER ENDED FEBRUARY 28, 2006. UNTIL THAT DATE, THE FOLLOWING TRANSITION RULES WILL APPLY:

  (A) FEBRUARY 6, 2003, THROUGH NOVEMBER 30, 2003. The adjusted fee was the base fee.

 (B) DECEMBER 1, 2003, THROUGH FEBRUARY 28, 2006. Beginning December 1, 2003, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between February 28, 2003, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the BG Portfolio, as determined for a period commencing March 1, 2003, and the ending as of the end of the applicable fiscal quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the BG Portfolio and the Index for a period commencing March 1, 2003, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since February 28, 2003, divided by 36.

 (C) ON AND AFTER FEBRUARY 28, 2006. The adjusted fee will be equal to the base fee plus the performance adjustment.

 III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

  Assume that the advisor's compensation is being calculated for the fiscal quarter ended August 31, 2004, and the month-end net assets of the BG Portfolio over the 18-month period applicable to such fiscal quarter are as follows:


                             MONTH-END NET ASSETS OF BG PORTFOLIO ($MILLION)

    ---------------------------------------------------------------------------------------------
              JAN.   FEB.   MAR.   APR.    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
    2003                   1,001  1,002  1,003  1,004  1,005  1,006  1,007  1,008  1,009  1,010

    2004     1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018


 Also, assume the cumulative performance of the BG Portfolio over the 18-month period applicable to the August 31, 2004, fiscal quarter is +11.8%, and the cumulative performance of the Index over such period is +10.0%. Thus, the excess return of the BG Portfolio over the applicable period is +1.80%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending February 28, 2006, would be $419,231.25 and is calculated as follows:

 (A) BASE FEE OF $381,375.00, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the fiscal quarter ending August 31, 2004 ($1,017,000,000), when applied to the annual percentage rate schedule, corresponds to average month-end net assets of $1.5 billion or less, and an annual percentage rate of 0.150%. Therefore, the base fee is equal to:

                              Base Fee = (a X b) / 4


          Where:

   a = average month-end net assets over the fiscal quarter ending February 28, 2006, calculated as follows: ($1,016,000,000 + $1,017,000,000 + $1,018,000,000)
                              / 3 = $1,017,000,000

   b = annual percentage rate applied to average month end net assets = 0.150%

              Base Fee = ($1,017,000,000 X 0.150%) / 4 = $381,375.00

 (B) PERFORMANCE ADJUSTMENT OF +$37,856.25, CALCULATED AS FOLLOWS: The average month-end net assets of the BG portfolio over the performance period (February 28, 2003, to August 31, 2004) are $1,009,500,000. The excess return of the BG portfolio (+11.8%) over the Index (+10.0%) over such period is +1.80%. An excess return of +1.80%, when applied to the performance adjustment schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an adjustment percentage of +10%, calculated as follows:

                      Adjustment Percentage = ([c / d] X i)

          Where:

            c = percentage amount by which the performance of the Fund has exceeded the Index = +1.80%

     d = size of the adjusted range over which the linear adjustment applies, determined as follows:

               adjusted range = [(e / f) X g] to [(e / f) X h] = d

    e = number of months elapsed from February 28, 2003 to August 31, 2004 = 18

            f = number of months in full rolling performance period = 36
        g = minimum excess return for appropriate performance range = 0.0%

       h = maximum excess return for appropriate performance range = +9.0%

         d = [(18 / 36) X 0.0%] to [(18 / 36) X +9.0%] = (0.0% to +4.5%),

        therefore, the size of adjustment range = (+4.5% - 0.0%) = +4.5% = d

         i = The maximum adjustment percentage for the transition period, which is determined as follows:

                Maximum Adjustment Percentage = [(e / f) X j] = i

   e = number of months elapsed from February 28, 2003 to August 31, 2004 = 18

           f = number of months in full rolling performance period = 36

  j = Maximum Adjustment Percentage for the appropriate performance range = +50%

  Maximum adjustment percentage for transition period = [(18 / 36) X 50%) = +25%
                                      = i

       Adjustment Percentage = ([c / d] X i) = ([1.8% / 4.5%] X 25%) = +10.0%

       Therefore, the Performance Adjustment is equal to ([k X l] X m) / 4

          Where:

                        k = Adjustment Percentage, = +10%

   l = annual percentage rate applied to average month-end net assets = 0.150%

                      m = average month-end net assets for the
             transition period ended August 31, 2004 = $1,009,500,000

   Performance Adjustment = [(10% X 0.150%) X $1,009,500,000] / 4 = +$37,856.25

 (C) AN ADJUSTED FEE OF $419,231.25, CALCULATED AS FOLLOWS:

                                Adjusted Fee = n + p

          Where:

                            n = Base Fee = $381,375.00

                     p = Performance Adjustment = $37,856.25

              Adjusted Fee = $381,375.00 + $37,856.25 = $419,231.25

 (D) CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

 IV. THE FOLLOWING SPECIAL RULES WILL ALSO APPLY TO BAILLIE GIFFORD'S
COMPENSATION:

 (A) BG PORTFOLIO UNIT VALUE. The BG Portfolio unit value shall be determined by dividing the total net assets of the BG Portfolio by a given number of units. The number of units in the BG Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the BG Portfolio, the number of units of the BG Portfolio shall be adjusted based on the unit value of the BG Portfolio on the day such changes are executed.

  (B) BG PORTFOLIO PERFORMANCE. The investment performance of the BG Portfolio for any period, expressed as a percentage of the BG Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the BG Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the BG Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the BG Portfolio, expressed as a percentage of the BG Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the BG Portfolio, of dividends per unit of the BG Portfolio paid from investment income, and of capital gains taxes per unit of the BG Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the BG Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the BG Portfolio unit value will be determined net of all fees and expenses of the Fund attributable to the BG Portfolio. Thus, the performance of the BG Portfolio will be net of all fees and expenses of the Fund attributable to the BG Portfolio when compared to the Index.

 (C) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

 (D) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the BG Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.

Description of Baillie Gifford Overseas Ltd

Baillie Gifford Overseas Ltd, 1 Rutland Court, Edinburgh, EH3 8EY, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.


     During the fiscal years ended August 31, 2003 and 2004, the Fund incurred $1,007,000 and $2,322,000 (before a performance-based decrease of $322,000) in advisory fees to Ballie Gifford, respectively.


                      VANGUARD CALVERT SOCIAL INDEX FUND AND

                        VANGUARD U.S. SECTOR INDEX FUNDS

 Vanguard Calvert Social Index Fund and the Vanguard U.S. Sector Index Funds receive advisory services from Vanguard's Quantitative Equity Group on an at-cost basis. For the fiscal years ended August 31, 2002, 2003, and 2004, the Calvert Social Index Fund's expenses relating to investment advisory services were less than $1,000. For the fiscal period January 26, through August 31, 2004, the U.S. Sector Index Funds incurred the following expenses relating to advisory services:

         FUND                                                            2004
         ----                                                            ----
 Vanguard Consumer Discretionary Index Fund                             $1,000
 Vanguard Consumer Staples Index Fund                                    2,000
 Vanguard Energy Index Fund                                                N/A*
 Vanguard Financials Index Fund                                          2,000
 Vanguard Health Care Index Fund                                         2,000
 Vanguard Industrials Index Fund                                           N/A*
 Vanguard Information Technology Index Fund                              1,000
 Vanguard Materials Index Fund                                           2,000
 Vanguard Telecommunication Services Index Fund                            N/A*
 Vanguard Utilities Index Fund                                           3,000
  *The Vanguard Energy, Industrials, and Telecommunication Services
   Index Funds did not commence operations until after August 31,
   2004.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

Each Fund's current agreement with its advisor is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty

(60) days' written notice to the advisor (thirty (30) days for Alliance), (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Fund.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. For the International Growth and U.S. Growth Funds (the Externally-Advised Funds), the board determines annually whether to approve and renew the Funds' investment advisory arrangements. For Calvert Social Index Fund and the U.S. Sector Index Funds (the Vanguard-Advised Funds), the board considers annually whether the Funds and their shareholders continue to benefit from the internalized management structure whereby each Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. The board has a standing request that Vanguard and the advisors provide the board with certain information the board has deemed important to evaluate the short- and long-term performance of the advisors of the International Growth and U.S. Growth Funds, and the internalized management of the Calvert Social Index Fund and the U.S. Sector Index Funds. This information includes monthly, quarterly, and annual performance analyses from Vanguard and quarterly self-evaluations by each advisor. Vanguard also provides the board with written analyses of each external advisor's performance on a periodic basis. Each Fund's portfolio managers also meet with the board periodically to discuss the management and performance of the Fund and respond to the board's questions concerning the Fund's performance.

 When considering whether to renew an investment advisory contract (in the case of the Externally-Advised Funds), or continue the internalized management structure of the Vanguard-Advised Funds, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors include the nature, extent, and quality of the services provided, the investment performance of the Fund's assets, the fair market value of the services provided, a comparative analysis of expense ratios of, and advisory fees paid by, similar funds, and control of the operating expenses of the Funds. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Funds are conducted and brokers are selected.

 The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

                           VANGUARD U.S. GROWTH FUND

Among other factors, the board considered performance and advisory fee information when determining whether to continue the Fund's investment advisory arrangements with Alliance Capital Management, L.P. and William Blair
& Co., L.L.C. Recent performance and advisory fee information follows:



                                                AVERAGE ANNUAL RETURN (BEFORE TAXES) FOR
                                                     PERIODS ENDED AUGUST 31, 2004
                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                                                                             ANNUAL EFFECTIVE RATE
                                                                                                                    OF THE FUND'S
                                                 1 YEAR                 5 YEARS    10 YEARS  EXPENSE RATIO      AVERAGE NET ASSETS
                                               ---------    --------------------   --------  -------------      ------------------
U.S. GROWTH FUND INVESTOR SHARES*                   3.11                 -13.17%      4.65%          0.53%                     14%
 Russell 1000 Growth Index                          5.36                  -7.35       8.46            N/A                     N/A
 Average Large-Cap Growth  Fund**                   2.90                  -6.22       8.03           1.61                    0.64
 Dow Jones Wilshire 5000 Index                     11.50                  -0.92      10.32            N/A                     N/A

*Information about the Fund's other share classes may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.

ALLIANCE CAPITAL MANAGEMENT, L.P.

- The board considered the Fund's short- and long-term performance records, noting that Alliance Capital Management, L.P. was named as the Fund's advisor in 2001. The board noted that the performance results show that the Fund underperformed its benchmark and peer group over the long-term but that the Fund outperformed its peer group for the short-term.

- The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board noted that the advisory fee paid to Alliance Capital Management, L.P. was significantly less that the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. The board observed the portfolio management team's experience and stability. The board concluded that the advisor's investment staff and portfolio management process were solid and suitable for the Fund.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to renew the agreement with Alliance Capital Management, L.P.


WILLIAM BLAIR & COMPANY, L.L.C.

- The board considered the Fund's short- and long-term performance records, and observed that William Blair & Company, L.L.C. was added as an advisor to the Fund in 2004. The board noted that the performance results show that the Fund underperformed its benchmark and peer group over the long-term but that the Fund outperformed its peer group for the short-term.

- The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board noted that the advisory fee paid to William Blair & Company, L.L.C. was significantly less that the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. The board observed the portfolio management team's depth and stability. The board concluded that the advisor's investment staff and portfolio management process were solid and suitable for the Fund.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to renew the agreement with William Blair & Company, L.L.C.

                       VANGUARD INTERNATIONAL GROWTH FUND


Among other factors, the board considered performance and advisory fee information when determining whether to continue the Fund's investment advisory agreement arrangements with Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. Recent performance and advisory fee information follows:




                                                AVERAGE ANNUAL RETURN (BEFORE TAXES) FOR
                                                     PERIODS ENDED AUGUST 31, 2004
                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                  1 YEAR                                                     ANNUAL EFFECTIVE RATE
                                               (OR SINCE                 5 YEARS                                     OF THE FUND'S
                                               INCEPTION    (OR SINCE INCEPTION)   10 YEARS  EXPENSE RATIO      AVERAGE NET ASSETS
                                               ---------    --------------------   --------  -------------      ------------------
INTERNATIONAL GROWTH FUND INVESTOR SHARES*         18.14%                 -0.09%      4.76%          0.63%                   0.13%
 Average International Fund**                      18.71                  -1.31       3.35           1.76                    0.73
 MSCI EAFE Index                                   22.64                  -1.16       3.42            N/A                     N/A
  *Information about the Fund's other share classes may be found elsewhere in this Statement of
Additional Information.
  **Derived from data provided by Lipper Inc.



SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

- The board noted that the Fund outperformed its peer group and relevant benchmarks, including the performance results of the MSCI EAFE Index and the average international fund (derived from data provided by Lipper Inc.). The board also noted that the Fund outperformed its peer group and relevant benchmarks over the long-term.


- The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board noted that the advisory fee paid to Schroder Investment Management North America Inc. was significantly less that the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to renew the agreement with Schroder Investment Management North America Inc.

BAILLIE GIFFORD OVERSEAS LTD.

- The board noted that the performance results for the Fund during the advisor's tenure (beginning in early 2003) slightly trailed relevant performance standards, including the performance results of the MSCI EAFE Index and the average international fund (derived from data provided by Lipper Inc.). The board also noted that the Fund outperformed its peer group and relevant benchmarks over the long-term.

- The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board noted that the advisory fee paid to Baillie Gifford Overseas Ltd.was significantly less that the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to renew the agreement with Baillie Gifford Overseas Ltd.

                 VANGUARD CALVERT SOCIAL INDEX FUND (VANGUARD)


Among other factors, the board considered performance and advisory fee information when determining whether to continue the Fund's internalized investment advisory arrangement with Vanguard's Quantitative Equity Group. Recent performance and advisory fee information follows:

                                                AVERAGE ANNUAL RETURN (BEFORE TAXES) FOR
                                                     PERIODS ENDED AUGUST 31, 2004
                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                  1 YEAR                                                     ANNUAL EFFECTIVE RATE
                                               (OR SINCE                 5 YEARS                                     OF THE FUND'S
                                               INCEPTION    (OR SINCE INCEPTION)   10 YEARS  EXPENSE RATIO      AVERAGE NET ASSETS
                                               ---------    --------------------   --------  -------------      ------------------
 CALVERT SOCIAL INDEX FUND INVESTOR SHARES
   (Inception May 8, 2000**)                       8.75%                  -6.23%       N/A           0.25%                   0.03%
 Calvert Social Index                              8.98                   -6.13        N/A            N/A                     N/A
 Average Large-Cap Growth Fund+                    2.90                  -11.51        N/A           1.61                    0.64
 Dow Jones Wilshire 5000 Index                    11.50                   -3.15        N/A            N/A                     N/A
*Information about the Fund's other share classes may be found elsewhere in this
Statement of Additional Information.
**Subscription  period for the Fund was May 8,  2000,  to May 31,  2000,  during which  time all  assets  were  held in  money  market  instruments.  Performance measurement began May 31, 2000.
 +Derived from data provided by Lipper Inc.

Based upon its most recent evaluation of the Fund's investment staff, the portfolio management process, the short- and long-term performance, and the at-cost internalized management arrangements for the Fund, the board determined that it would be in the best interests of the Fund's shareholders to continue the internalized management arrangement in which Vanguard's Quantitative Equity Group serves as advisor to the Fund.

                  VANGUARD U.S. SECTOR INDEX FUNDS (VANGUARD)

Among other factors, the board considered performance and advisory fee information when determining whether to continue each Fund's internalized investment advisory arrangement with Vanguard's Quantitative Equity Group. Recent performance and advisory fee information follows:


                                                AVERAGE ANNUAL RETURN (BEFORE TAXES) FOR
                                                     PERIODS ENDED AUGUST 31, 2004
                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                  1 YEAR                                                     ANNUAL EFFECTIVE RATE
                                               (OR SINCE                 5 YEARS                                     OF THE FUND'S
                                               INCEPTION    (OR SINCE INCEPTION)   10 YEARS  EXPENSE RATIO      AVERAGE NET ASSETS
                                               ---------    --------------------   --------  -------------      ------------------

CONSUMER DISCRETIONARY INDEX FUND
        VIPER SHARES++
 (Inception January 26, 2004)                     -6.19%                    N/A        N/A           0.28%                    0.01%
 Morgan Stanley Capital International(R)
 U.S. Investable Market 2500 Index
 (MSCI/(R)/ US IMI/2500)                          -3.79                     N/A        N/A            N/A                     N/A
 MSCI US IMI/ Consumer Discretionary Index        -6.03                     N/A        N/A                                    N/A

CONSUMER STAPLES INDEX FUND
 VIPER SHARES*
 (Inception January 26, 2004)                      2.83%                    N/A        N/A           0.28%                   0.01%
 MSCI US IMI/ 2500 Index                          -3.79                     N/A        N/A            N/A                     N/A
 MSCI US IMI/ Consumer Staples Index               2.52                     N/A        N/A            N/A                     N/A

*Returns are based on the NAV of a VIPER Share. Information about the Funds' other share class may be found elsewhere in the Statement of Additional
Information.


                                                AVERAGE ANNUAL RETURN (BEFORE TAXES) FOR
                                                     PERIODS ENDED AUGUST 31, 2004
                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                                                                             ANNUAL EFFECTIVE RATE
                                                   SINCE                 5 YEARS                                     OF THE FUND'S
                                               INCEPTION    (OR SINCE INCEPTION)   10 YEARS  EXPENSE RATIO      AVERAGE NET ASSETS
                                               ---------    --------------------   --------  -------------      ------------------
 FINANCIALS INDEX FUND
 VIPER SHARES*
 (INCEPTION JANUARY 26, 2004)                      0.12%                    N/A        N/A           0.28%                   0.01%
MSCI US IMI/ 2500 Index                           -3.79                     N/A        N/A            N/A                     N/A
MSCI US IMI/ Financials Index                      0.22                     N/A        N/A            N/A                     N/A
HEALTH CARE INDEX FUND
 VIPER SHARES*
 (Inception January 26, 2004)                     -5.24%                    N/A        N/A           0.28%                    0.02%
 MSCI US IMI/ 2500 Index                          -3.79                     N/A        N/A            N/A                     N/A
 MSCI US IMI/Health Care Index                    -5.15                     N/A        N/A            N/A                     N/A
 INFORMATION TECHNOLOGY INDEX FUND
 VIPER SHARES*
 (Inception January 26, 2004)                    -20.50%                   N/A         N/A           0.28%                    0.01%
 MSCI/ /US IMI/ 2500 Index                        -3.79                    N/A         N/A            N/A                     N/A
 MSCI US IMI/ Information Technology Index       -20.42                    N/A         N/A            N/A                     N/A
 MATERIALS INDEX FUND
 VIPER SHARES*
 (Inception January 26, 2004)                      5.36%                    N/A        N/A           0.28%                    0.01%
 MSCI/ /US IMI/ 2500 Index                         -3.79                    N/A        N/A            N/A                      N/A
 MSCI US IMI/ Materials Index                       5.48                    N/A        N/A            N/A                      N/A
 UTILITIES INDEX FUND
 VIPER SHARES*
 (Inception January 26, 2004)                      7.05%                    N/A        N/A           0.28%                    0.01%
 MSCI/ /US IMI/ 2500 Index                         -3.79                    N/A        N/A            N/A                      N/A
 MSCI US IMI/ Utilities Index                       7.22                    N/A        N/A            N/A                      N/A
*Returns  are based on the NAV of a VIPER  Share.  Information  about the Funds'
other  share  class  may be  found  elsewhere  in the  Statement  of  Additional
Information.

Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost internalized management arrangements for the Funds, the board determined that it would be in the best interests of each Fund's shareholders to continue the internalized management arrangement.


                             PORTFOLIO TRANSACTIONS

The advisors, pursuant to their agreements with the Funds, are authorized (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and are directed to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds under the circumstances. Each advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


 In placing securities transactions, each advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances in which it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply investment research and statistical information and provide other services in addition to execution services to the Funds and/or the advisors. Each advisor considers the investment services it receives useful in the performance of its obligations under the agreement, but is unable to determine precisely the amount by which such services may reduce its expenses.

 Currently, it is each Fund's policy that each advisor may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An advisor will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the advisor and/or a Fund. However, the Funds have informed the advisors not to pay higher commission rates specifically for the purpose of obtaining research services.

     During the fiscal years ended August 31, 2002, 2003, and 2004, (or since inception of the U.S. Sector Index Funds) the Funds paid the following amounts in brokerage commissions:

         FUND                                          2002                    2003                  2004
         ----                                          ----                    ----                  ----
   Vanguard U.S. Growth Fund                    $16,362,000             $10,043,000            $8,887,000
   Vanguard International Growth Fund             9,579,000               5,495,000            11,495,000
   Vanguard Calvert Social Index Fund                19,300                  12,000                15,500
   Vanguard U.S. SECTOR INDEX FUNDS
    Vanguard Consumer Discretionary Index Fund*         N/A                     N/A                    72
    Vanguard Consumer Staples  Index Fund*              N/A                     N/A                   377
    Vanguard Energy Index Fund*                         N/A                     N/A                   N/A
    Vanguard Financials Index Fund*                     N/A                     N/A                   335
    Vanguard Health Care Index Fund*                    N/A                     N/A                 2,572
    Vanguard Industrials Index Fund*                    N/A                     N/A                   N/A
    Vanguard Information Technology Index Fund*         N/A                     N/A                   203
    Vanguard Materials Index Fund*                      N/A                     N/A                   455
    Vanguard Telecommunication Services Index Fund*     N/A                     N/A                   N/A
    Vanguard Utilities Index Fund*                      N/A                     N/A                   799
*The  inception  date of the Vanguard  Consumer  Discretionary,  Consumer  Staples,
Financials, Health Care, Information Technology,  Materials, and Utilities Index
Funds,   was  January  26,  2004.   The   Vanguard   Energy,   Industrials,   and
Telecommunication  Services Index Funds did not commence  operations until after
August 31, 2004.

 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

                            PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a
majority of independent directors.                     majority of non-independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees
committees are independent of management.              include non-independent members.
                                                       Incumbent board member failed to attend at least
                                                       75% of meetings in the previous year.
                                                       Actions of committee(s) on which nominee serves
                                                       are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).


B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.


FACTORS FOR APPROVAL                                               FACTORS AGAINST APPROVAL
--------------------                                               ------------------------
Company requires senior executives to hold minimum                 Total potential dilution (including all stock-based plans)
senior executives to hold a minimum of company stock               exceeds 15% of shares outstanding.
(frequently expressed as a multiple of salary).

Company requires stock acquired through option exercise            Annual option grants have exceeded 2% of shares outstanding.
to be held for a certain period of time.

Compensation program includes performance-vesting                  Plan permits repricing or replacement of options without
awards, indexed options or other performance-linked                shareholder approval.
performance-vesting grants.

Concentration of option grants to senior executives is limited     Plan permits issuance of options with exercise prices below the
(indicating that the plan is very broad-based).                    grant date market value of the company's stock.

Stock-based compensation is clearly used as a substitute for       Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                                   Plan contains automatic share replenishment (evergreen)


B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

 D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

 A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                                    FACTORS AGAINST APPROVAL
--------------------                                    ------------------------
Plan is relatively short-term (3-5 years).              Plan is long term (>5 years).

Plan requires shareholder approval for renewal.         Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent  Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer feature     Classified board.
(chewable pill) that mandates shareholder vote in
certain situations.

Ownership trigger is reasonable (15-20%)                Board with limited independence.

Highly independent,non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

 C. SUPERMAJORITY VOTE REQUIREMENTS

 We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

 D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

 Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

 VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

 VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

 The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.
     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                            YIELD AND TOTAL RETURNS

The annualized yields of each Fund for the 30-day period ended August 31, 2004, are set forth below (Vanguard Energy, Industrials, and Telecommunication Services Index Funds did not commence operations until after August 31, 2004):


                                                              SHARE CLASS
                                                              -----------
FUND                                            INVESTOR         ADMIRAL       INSTITUTIONAL      VIPER
----                                            --------         -------       -------------      -----
Vanguard U.S. Growth Fund                         0.23%            0.45%            N/A                N/A
Vanguard International Growth Fund                 N/A              N/A             N/A                N/A
Vanguard Calvert Social Index Fund                 1.3              N/A             1.5%               N/A

Vanguard U.S. Sector Index Funds
 Vanguard Consumer Discretionary Index Fund        N/A              N/A             N/A               0.59%
 Vanguard Consumer Staples Index Fund              N/A             1.74             N/A               1.74
 Vanguard Financials Index Fund                    N/A             2.60             N/A               2.60
 Vanguard Health Care Index Fund                   N/A             0.97             N/A               0.97
 Vanguard Information Technology Index Fund        N/A             0.21             N/A               0.21
 Vanguard Materials Index Fund                     N/A             1.76             N/A               1.76
 Vanguard Utilities Index Fund                     N/A             3.45             N/A               3.45

     The average annual total returns (both before and after taxes for the Investor Share class) of each Fund for the one-, five-, and ten-year periods ended August 31, 2004, are set forth below The Vanguard U.S. Sector Index Funds commenced operations on January 24, 2004, so performance information for a full year is not yet available.



                                                                                            5 YEARS
                                                                                          (OR SINCE
                                                                                          INCEPTION)
                                                                1 YEAR ENDED                   ENDED           10 YEARS ENDED
INVESTOR SHARES                                               AUGUST 31, 2004        AUGUST 31, 2004          AUGUST 31, 2004
---------------                                               ---------------        ---------------          ---------------
U.S. GROWTH FUND
 Return Before Taxes                                                    3.11%                 -13.17%                   4.65%
 Return After Taxes on Distributions                                    3.06                  -14.13                    3.33
 Return After Taxes on Distributions and Sale of Fund Shares            2.09                  -10.38                    3.94
INTERNATIONAL GROWTH FUND
 Return Before Taxes                                                   18.14%                 -0.09%                    4.76%
 Return After Taxes on Distributions                                   17.94                  -0.97                     3.86
 Return After Taxes on Distributions and Sale of Fund Shares           12.12                  -0.40

                                      B-55

                                                                                            5 YEARS
                                                                                          (OR SINCE
                                                                                          INCEPTION)
                                                                1 YEAR ENDED                   ENDED           10 YEARS ENDED
INVESTOR SHARES                                               AUGUST 31, 2004        AUGUST 31, 2004          AUGUST 31, 2004
---------------                                               ---------------        ---------------          ---------------
CALVERT SOCIAL INDEX FUND
(Inception: May 8 2000)*
 Return Before Taxes                                                    8.75%                 -6.23%                     N/A
 Return After Taxes on Distributions                                    8.59                  -6.44                      N/A
 Return After Taxes on Distributions and Sale of Fund Shares            5.89                  -5.32                      N/A

*Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement began May 31, 2000.

                                                                                             5 YEARS
                                                     1 YEAR (or since            (or since inception)
ADMIRAL SHARES                               inception)AUGUST 31, 2004          ENDED AUGUST 31, 2004
--------------                                     -------------------        -----------------------
U.S. GROWTH FUND
 (Inception: August 13, 2001)
 Return Before Taxes                                             3.29%                         -8.80%
INTERNATIONAL GROWTH FUND
 (Inception: August 13, 2001)
 Return Before Taxes                                            18.36%                          3.00%
CONSUMER STAPLES INDEX FUND
 (Inception: January 30, 2004)
 Return Before Taxes                                             1.21%                            N/A
FINANCIALS INDEX FUND
 (Inception: February 4, 2004)
 Return Before Taxes                                            -0.23%                            N/A
HEALTH CAREINDEX FUND
 (Inception: February 5, 2004)
 Return Before Taxes                                            -7.26%                            N/A
INFORMATION TECHNOLOGY INDEX FUND
 (Inception: March 25, 2004)
 Return Before Taxes                                           -13.22%                            N/A
MATERIALS INDEX FUND
 (Inception: February 11, 2004)
  Return Before Taxes                                           -0.54%                            N/A
UTILITIES INDEX FUND
 (Inception: April 28, 2004)
 Return Before Taxes                                             4.54%                            N/A

                                             1 YEAR OR SINCE INCEPTION
VIPER SHARES*                                    ENDED AUGUST 31, 2004
-------------                                   -----------------------
CONSUMER DISCRETIONARY INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                             -6.19%
CONSUMER STAPLES INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                              2.83%
FINANCIALS INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                              0.12%
HEALTH CARE INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                             -5.24%
INFORMATION TECHNOLOGY INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                            -20.50%
MATERIALS INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                              5.36%
UNTILITIES INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                              4.54%
*Returns are based on the NAV of VIPER Shares.


                                                              SINCE INCEPTION
                                        1 YEAR ENDED                  THROUGH
INSTITUTIONAL SHARES                 AUGUST 31, 2004          AUGUST 31, 2004
--------------------                 ---------------         ----------------
 CALVERT SOCIAL INDEX FUND
(Inception: January 14, 2003)
 Return Before Taxes                            8.83%                    12.06%


                    INFORMATION ABOUT THE VIPER SHARE CLASS

Each Vanguard U.S. Sector Index Fund (the VIPER Funds) offers and issues an exchange-traded class of shares called VIPER Shares. For this reason, the U.S. Sector Index Funds are referred to in this section individually as a "VIPER Fund" or "Fund" or collectively as the "VIPER Funds" or "Funds." Each VIPER Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.

 Each VIPER Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of--or soon to be part of--its target index (Deposit Securities). Each VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each VIPER Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.

EXCHANGE LISTING AND TRADING

The VIPER shares have been approved for listing on the American Stock Exchange (the AMEX) and will trade on the Exchange at market prices that may differ from net asset value.

 There can be no assurance that, in the future, VIPER Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's VIPER Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the VIPER Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by each Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's VIPER Shares upon termination of the VIPER Share class.

 As with any stock traded on an exchange, purchases and sales of VIPER Shares will be subject to usual and customary brokerage commissions.

CONVERSIONS AND EXCHANGES

Owners of conventional shares issued by a VIPER Fund (Investor, Admiral, or Institutional Shares) may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same fund.

 Investors that are not Authorized Participants must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, an investor must contact her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.

 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; her ownership of conventional shares and VIPER Shares will be known only to her broker. Next, the broker will instruct Vanguard to convert the appropriate amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held in an account at Vanguard in the name of DTC. (DTC will keep track of which VIPER Shares belong to the broker and the broker, in turn, will keep track of which VIPER Shares belong to its customers.) Because DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned
300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth
0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on her tax return (unless she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.

 The conversion process works differently if the investor opts to hold VIPER Shares through an account at Vanguard Brokerage Services/(R)/ (VBS/(R)/). If the investor converts her conventional shares to VIPER Shares through VBS, all conventional shares for which she requests conversion will be converted into the equivalent amount of VIPER Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

  Here are some important points to keep in mind when converting conventional shares of a VIPER Fund into VIPER Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day, although processing may take up to three business days depending on when the conversion request is received.

- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and her investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, the investor will be able to liquidate all or part of her investment by instructing Vanguard or her broker (depending on whether her shares are held in her own account or her broker's omnibus account) to redeem her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of her investment by instructing her broker to sell her VIPER Shares.

BOOK ENTRY ONLY SYSTEM

Vanguard/(R) /VIPERs(TM) are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the AMEX and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).

  Beneficial ownership of VIPER Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in VIPER Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of VIPER Shares.

 Each VIPER Fund recognizes DTC or its nominee as the record owner of all VIPER Shares for all purposes. Beneficial Owners of VIPER Shares are not entitled to have VIPER Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of VIPER Shares.

 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the VIPER Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding VIPER Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

 Share distributions shall be made to DTC or its nominee as the registered holder of all VIPER Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in VIPER Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of VIPER Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such VIPER Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between

DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

 DTC may determine to discontinue providing its service with respect to VIPER Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of VIPER Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which VIPER Shares may be listed).

PURCHASE AND ISSUANCE OF VIPER SHARES IN CREATION UNITS

The VIPER Funds issue and sell VIPER Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The VIPER Funds will not issue fractional Creation Units.

 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

 FUND DEPOSIT

 The consideration for purchase of a Creation Unit from a VIPER Fund generally consists of the in kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

 Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each VIPER Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a VIPER Fund until such time as the next-announced Fund Deposit composition is made available. Each VIPER Fund reserves the right to accept a nonconforming Fund Deposit.

 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.

 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate VIPER Fund, and the Fund's determination shall be final and binding.

PROCEDURES FOR PURCHASING CREATION UNITS

To be eligible to place orders with the Distributor and to purchase Creation Units from a VIPER Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.

 An Authorized Participant may place an order to purchase (or redeem) Creation Units of a VIPER Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.

 To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.

  Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

 Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly.)

 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.

 PLACEMENT OF PURCHASE ORDERS USING CLEARING PROCESS

 For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate VIPER Fund, together with such additional information as may be required by the Distributor.

 An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.

PLACEMENT OF PURCHASE ORDERS OUTSIDE CLEARING PROCESS

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.

 A VIPER Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 115% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date and federal funds in the appropriate amount are deposited with the Custodian by 11 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11 a.m., Eastern time, the next Business Day, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Pending delivery of the missing Deposit Securities, the purchaser must deposit additional cash with the Fund to the extent necessary to maintain the Additional Cash Deposit in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. If the purchaser fails to deliver missing Deposit Securities by 1 p.m. on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or fails to pay additional money to maintain the Additional Cash Deposit at 115% of the marked-to-market value of the missing securities within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund. In addition, the Fund will be entitled to collect a transaction fee of $4,000 in all such cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

REJECTION OF PURCHASE ORDERS

Each of the VIPER Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, a VIPER Fund will reject a purchase order if:

- the order is not in proper form;

- the investor(s), upon obtaining the VIPER Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

- the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Fund, the Transfer Agent, the Custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.

 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The VIPER Funds, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

TRANSACTION FEE ON PURCHASES OF CREATION UNITS

Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee for U.S. Sector VIPERs is $1,000, regardless of how many Creation Units are purchased. The Funds reserve the right to exempt investors providing seed capital from the purchase transaction fee. An additional charge of up to $5,500 may be imposed for purchases effected outside the Clearing Process. The maximum transaction fees for purchases and redemptions of the U.S. VIPERs are as follows:

                  Consumer Discretionary Index VIPERs          $2,166
                  Consumer Staples Index VIPERs                 1,292
                  Energy Index VIPERs                           1,292
                  Financials Index VIPERs                       2,458
                  Health Care Index VIPERs                      1,795
                  Industrials Index VIPERs                      1,848
                  Information Technology Index VIPERs           2,219
                  Materials Index VIPERs                        1,318
                  Telecommunication Services Index VIPERs       1,106
                  Utilities Index VIPERs                        1,265



 When a VIPER Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.

REDEMPTION OF VIPER SHARES IN CREATION UNITS

VIPER Shares may be redeemed only in Creation Units; a Fund will not redeem VIPER Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of VIPER Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.

 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.

 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through NSCC.

TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS

Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions of the U.S. Sector Index VIPERs effected through the Clearing Process, the transaction fee is $1,000, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions is shown in the table above.

 When a VIPER Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of VIPER Shares directly through DTC. An order to redeem a Creation Unit of a VIPER Fund outside the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's custodian does not receive the required number of VIPER Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.

 After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Calculation of Net Asset Value," computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Custodian on such Transmittal Date.

 Each of the VIPER Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the net asset value of its VIPER Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).

 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each VIPER Fund reserves the right to redeem Creation Units partially for

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cash to the extent that the Fund could not lawfully deliver one or more
Redemption Securities or could not do so without first registering such securities under federal or state law.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal year ended August 31, 2004, appearing in the Funds' 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge. (Because the Energy, Industrials, and Telecommunication Services Index Funds did not commence operations until after August 31, 2004, the financial statements and related information for these Funds are not yet available.)

                               LEGAL DISCLAIMERS

(THE FOLLOWING APPLIES TO EACH U.S. SECTOR INDEX FUND)

EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. (MSCI), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER
PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.






                                                                 SAI023   122004

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